                                   NEWS RELEASE

Weatherford Completes Redomestication to the United States

HOUSTON, November 13, 2026 - Weatherford International Corp (NASDAQ: WFRD) (“Weatherford” or the “Company”) today announced that it has completed its previously announced redomestication from Ireland to Delaware. As a result of the redomestication, the Company expects to generate approximately $20 million to $30 million in annual cash savings beginning in 2027.

The redomestication was completed through a scheme of arrangement under Irish law. As a result, Weatherford International Corp, a Delaware corporation, has become the publicly traded parent company of the Weatherford group.

Each outstanding ordinary share of Weatherford International plc was cancelled in exchange for a share of common stock of Weatherford International Corp on a one-for-one basis. Weatherford’s common stock will continue to trade on the Nasdaq Global Select Market under the ticker symbol “WFRD.”

The redomestication does not change Weatherford’s business operations, management, strategy or headquarters. The Company’s directors and executive officers will continue in their respective roles with Weatherford International Corp.

Girish Saligram, Weatherford’s President and Chief Executive Officer, commented, “The completion of our redomestication represents another deliberate step in positioning Weatherford for long-term success. We have built a stronger, more focused and more resilient Company, and this move further simplifies our structure as we continue to execute our strategy. Our focus remains on delivering differentiated value for our customers, maintaining disciplined capital allocation and driving sustainable shareholder returns.”

In connection with the redomestication, Weatherford’s Board of Directors adopted and assumed the Company’s existing capital return program, including the remaining authorization under its share repurchase program through June 2027 and the intent to continue paying regular quarterly cash dividends. The timing and amount of any share repurchases and future dividends will remain subject to applicable legal requirements, market and business conditions and the discretion of the Board of Directors.

Additional information regarding the redomestication is available in Weatherford’s filings with the U.S. Securities and Exchange Commission.

About Weatherford
Weatherford is a global energy services company that helps customers drill smarter, complete wells more effectively, and maximize production across the entire well lifecycle. With a differentiated portfolio of market-leading solutions, integrated technologies, and a broad global customer footprint across six continents, we blend advanced engineering, digital intelligence, and world-class field expertise to reduce risk, improve performance, and maximize the value of customer assets. Together, we elevate every operation, delivering stronger wells, sharper decisions, and better energy for the world. Visit weatherford.com for more information and connect with us on social media.
Forward-Looking Statements
This release, as well as other statements we make, includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about Weatherford’s beliefs, plans, estimates, or expectations, are forward-looking statements. Forward-looking statements often use words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “plan,” “potential,” “should,” “target,” “will,” and other words of similar meaning. Such forward-looking statements include, but are not limited to, statements regarding the Redomestication, the related restructuring activities and the expected timing and financial implications. These statements are based on current beliefs, plans, estimates, and expectations, all of which involve risk and uncertainty. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them.
The factors that could cause actual results to differ materially from current expectations include, but are not limited to, our ability to realize the expected benefits from the Redomestication; the occurrence of difficulties in connection with the Redomestication, including any costs related thereto; the risk that the Redomestication disrupts current plans and operations; any changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in Ireland, the United States and other jurisdictions following the Redomestication; and the future financial performance of Weatherford following the Redomestication.
The foregoing factors are in addition to those other risks, uncertainties, and factors included in the “Risk Factors” section and elsewhere in Weatherford’s reports filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and other documents filed with the SEC. There may be other risks and uncertainties that we are not currently aware of or are unable to predict and which may also affect Weatherford’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and Weatherford undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.
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For Investors:
Luke Lemoine
Senior Vice President, Corporate Development & Investor Relations
+1 713-836-7777
investor.relations@weatherford.com

For Media:
Kelley Hughes
Vice President, Communications, Marketing & Sustainability
media@weatherford.com